March 24, 2003


                            HESTER TOTAL RETURN FUND

                  A Series of Professionally Managed Portfolios



                                  Supplement to
               Prospectus and Statement of Additional Information
                            each dated July 30, 2002
--------------------------------------------------------------------------------


     Hester Capital Management, L.L.C ("Hester") and Plains Capital Corporation ("PCC"), a Texas-based financial services company, announced that they have entered into an agreement for PCC to acquire a majority interest in the business of Hester, the investment adviser to the Hester Total Return Fund (the "Fund"), a series of Professionally Managed Portfolios (the "Trust"). Hester and PCC also announced that no changes are planned to Hester's senior portfolio management team or investment approach upon completion of the announced transaction, and the Fund's daily operations or management activities are not expected to be affected in any way.

     Under the Investment Company Act of 1940, if the transaction is consummated it will result in an "assignment" of the existing investment advisory agreement between Hester and the Fund, and, consequently, the automatic termination of this agreement. The Trust's Board of Trustees has approved an interim advisory agreement between Hester and the Fund, on terms substantially identical to the existing agreements with Hester, to be effective on an interim basis upon consummation of the transaction. Shareholders of the Fund will be asked to approve a new advisory agreement following consummation of the transaction, and will receive detailed information about the proposed new investment advisory agreement arrangement and the transaction in connection with such solicitation of their approval.

     The transaction is expected to be completed during the second quarter of 2003 and is subject to certain customary closing conditions, including a requisite percentage of Hester's clients consenting to Hester acting as their investment adviser following the closing and change in ownership (although approval of the new investment advisory agreement with Hester by the shareholders of the Fund is not itself a separate condition to closing).

     There can be no assurance that the transaction will be completed, and shareholders are not being asked to take any action at this time.



               Please retain this Supplement with your Prospectus.
                  The date of this Supplement is March 24, 2003